                                                                EXHIBIT 25.01



                                     FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                         Statement of Eligibility Under
                the Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee
                              ____________________


                      U.S. BANK TRUST NATIONAL ASSOCIATION
                      ------------------------------------
              (Exact name of trustee as specified in its charter)

                                  91-7587893
                                  ----------
                     (I.R.S. Employer Identification No.)



      601 Union Street, Suite 2120
             Seattle, WA                                    98101
----------------------------------------           ---------------------
(Address of principal executive offices)                 (Zip code)


                           _________________________

                            Summit Securities, Inc.
                            -----------------------
              (Exact name of obligor as specified in its charter)



                Idaho                                     82-0438135
    ----------------------------                          ----------
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)


        601 West 1st Avenue
        Spokane, Washington                                  99201
    ----------------------------                          ----------
(Address of principal executive offices)                  (Zip code)




                        Investment Certificates Series B
                        --------------------------------
                      (Title of the indenture securities)
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1.  General Information.  Furnish the following information as to the trustee--
    -------------------

   (a) Name and address of each examining or supervising authority to which it is subject.

         Comptroller of the Currency, Washington D.C. 20521

   (b)   Whether it is authorized to exercise corporate trust powers.

         Yes.

2.  Affiliations with Obligor and Underwriters.  If the obligor or any
    ------------------------------------------
underwriter for   the obligor is an affiliate of the trustee, describe each such affiliation.

    No such affiliation exists with the Trustee, U.S. Bank Trust National Association.

    Items 3-15 are not applicable because to the best of the Trustee's
    ------------------------------------------------------------------
    knowledge the obligor is not in default under any Indenture for which the
    -------------------------------------------------------------------------
    Trustee acts as Trustee.
    ------------------------

16. List of Exhibits.  List below all exhibits filed as a part of this
    ----------------
    statement of eligibility and qualification.

    1.  Articles of Association of U.S. Bank Trust National Association.(1)

    2. Certificate of Authority of U.S. Bank Trust National Association to Commence Business.(1)

    3.  Authorization of the trustee to exercise corporate trust powers.(1)

    4.  Bylaws of U.S. Bank Trust National Association.(1)

    5.  Not Applicable.

    6. Consents of U.S. Bank Trust National Association required by Section 321(b) of the Act.(2)

    7.  Latest Report of Condition of U.S. Bank Trust National Association.(3)

        _____________
     (1) Incorporated by reference to the exhibit of the same number to the Form T-1 filed with registration statement number 333-71087.
     (2)  Attached.
     (3) Incorporated by reference to the exhibit of the same number to the Form T-1 filed with registration statement number 333-88605.
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                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, U.S. Bank Trust National Association, a national banking association organized under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Seattle, and State of Washington, on the 16th day of December, 1999.


                                  U.S. BANK TRUST NATIONAL ASSOCIATION


                                         By /s/ Sherrie L. Pantle
                                            ---------------------------------
                                              Vice President
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                                   Exhibit 6


                            CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance by Summit Securities, Inc. of Investment Certificates Series B, we hereby consent that reports of examinations by federal, state, territorial and district authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                             U.S. BANK TRUST NATIONAL ASSOCIATION


                              By /s/ Sherrie L. Pantle
                                 -------------------------------------------
                                    Vice President


Dated:  December 16, 1999